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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): October 16, 1997

                       LAKEHEAD PIPE LINE PARTNERS, L.P.
            (Exact name of registrant as specified in its charter)

          DELAWARE                       1-10934                  39-1715850
(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

      LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
          (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code: (218) 725-0100

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ITEM 5.  OTHER EVENTS

         Press Release. The information set forth in the press release of the registrant dated October 16, 1997, which is filed as an exhibit hereto, is incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits:

Exhibit No.  Description
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    99.1      Press release, dated October 16, 1997.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    LAKEHEAD PIPE LINE PARTNERS, L.P.
                                              (Registrant)


                                    By: Lakehead Pipe Line Company, Inc.
                                        as General Partner


                                    /s/ M. A. Maki
                                    ------------------------------------
                                    M. A. Maki
                                    Chief Accountant
                                    (Principal Financial and Accounting Officer)

Date: October 17, 1997